ChromaDex
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Investor Presentation

May 2015

analytics

consulting

ingredients

standards

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2015 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended January 3, 2015 filed with the Securities and Exchange Commission (the "Commission") on March 19, 2015. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Key Statistics

Market Statistics

Ticker	CDXC (OTCQX)	**Diluted Shares Outstanding**[1]	122.6m
Share Price (as of 5/25/2015)	$1.31	**Market Cap**	$140m
52 Week High	$1.72	**Plus: Debt (4/4/2015)**	$3.1m
52 Week Low	$0.80	**Less: Cash (4/4/2015)**	$3.2m
Average Daily Volume (3 Mo.)	160,000	**Enterprise Value**	$125m

Revenue



Fiscal Year Ended January 3
($ in millions)
2010-2014 CAGR: 19.1%
$7.6
$8.1
$11.6
$10.2
$15.3
2010
2011
2012
2013
2014

Shareholders[2]	Shares	% Ownership
Dr. Phillip Frost	15,252,937	14.2%
Opko Health, Inc. (NYSE:OPK)	1,833,333	1.7%
DSM Venturing B.V.	2,941,176	2.7%
Frank L. Jaksch Jr. (Founder, CEO, Director)	8,248,320	7.7%
Other Directors and Officers	1,883,428	1.8%
Total Insider Ownership	25,384,685	23.6%
Total	30,159,194	28.1%

[1] Treasury method. Includes 14.1m options, 0.5m warrants and 0.8m shares from convertible debt as of 4/4/2015.
[2] As of 4/4/2015.

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ChromaDex® at a Glance

- Founded 1999 by CEO Frank Jaksch
- Headquarters: Irvine, CA
- Analytical Laboratory: Boulder, CO
  - Acquired in April 2003 from NaPro BioTherapeutics
- Regulatory Consulting: Rockville, MD
  - Acquired Spherix Consulting in December 2012
- Employees: Approximately 80
- Publicly listed in 2008



Irvine, CA



Boulder, CO



Parklawn, MD

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ChromaDex Overview

- ChromaDex is a leader in providing seamless, science-based solutions to the dietary supplement, food & beverage, cosmetic and pharmaceutical industries.
- Our unique business model gives us first-mover advantages in acquiring and commercializing valuable novel ingredient technologies.

NIAGEN. PURENERGY pTeroPure ProC3G. Cyanidin-3-glucoside

- Leveraging our unique business model, we have created an innovative ingredient technology company currently commercializing four patented and proprietary novel ingredient technologies which in aggregate address multi-billion-dollar markets.

With 15 Years of Expertise, We Have Established Ourselves as a Leader in The Natural Products Chemistry Industry

3 Segments of our Legacy Business

Natural product fine chemicals



- Largest phytochemical catalog in the world
- Over 5,000 products
- Used for QA & R&D

Analytical & chemistry-based services



- Analytical testing of products for identity, potency, contaminants & label claims

Revenue 7.5M in 2014

Spherix consulting services



- A global leader in scientific & regulatory consulting services
- Acquired Dec. 2012

Revenue 969K in 2014

12% CAGR since 2006

Well-Established Customer Base

PEPSICO
FDA
Cornell University
National Institutes of Health
Ole Miss
Pfizer
ESTĒE LAUDER
Nestlé
Dartmouth
USDA
KRAFT
NBTY
Cargill
HERBALIFE

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ChromaDex's Unique Business Model Gives it First-mover Advantages in Acquiring Patented Novel Ingredient Technologies


Access to Research Activity…
Over 250 University & Research Institute customers
Dartmouth
Washington University in St. Louis
Ole Miss
Cornell University
Stanford University
USDA
Insight to Consumer Markets…
Over 1500 Industry Customers
NBTY
KRAFT
Cargill
PEPSICO
Nestle
ESTĒE LAUDER
HERBALIFE

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ChromaDex's unique market position allows it to inexpensively acquire early-stage Novel Ingredient Technologies with large market potential

ChromaDex Discovers, Acquires, & Develops Early-Stage Proprietary Novel Ingredient Technologies and Commercializes them in Multi-Billion-Dollar Markets



Discover
Acquire
Develop
Commercialize

Discover novel, early-stage Ingredient Technologies, leveraging intelligence gained from activities of the natural products chemistry business

Exclusively license these ingredient technologies and associated IP

Develop ingredient technologies utilizing existing infrastructure & expertise in:
- Supply chain development
- Clinical development
- Safety & Regulatory
- Branding & Marketing

Commercialize in multi-billion-dollar markets

NIAGEN. PURENERGY pTeroPure ProC3G. Cyanidin-3-glucoside

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Novel Ingredient Market Opportunity

Novel Ingredients

1. NIAGEN
2. pTeroPure
3. PURENERGY
4. ProC3G Cyanidin-3-glucoside

Markets	Market Size	Addressable Market Size
Dietary Supplements	$30B	$1.0B
Infant Formulas	$8B	$200M-$300M
Sports Nutrition	$5B	$500M
Functional Food & Beverage	$40B	$500M
Pharmaceutical	$950B	$1.0B
Skincare/Cosmetic	$25B	$250M
Medical Food	$9B	$500M

Sales Channels

- MLM[1]
- Retail
- DTC[2]
- Physician
- Internet

Ingredient net sales were $6.9 million for FY 2014, an increase of 182%, compared to $2.4 million for FY 2013

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1 MLM: Multi-Level-Marketing
2 DTC: Direct To Consumer

ChromaDex's NIAGEN® is the 1st and Only Commercially Available Nicotinamide Riboside

NIAGEN®

Overview

- **ChromaDex** launched NIAGEN® in May 2013.
- Nicotinamide Riboside (NR) is a compound found naturally in milk and shown to boost nicotinamide adenine dinucleotide (NAD+) levels. NAD+ is a critical compound that enables cells to convert fuel to energy and improve mitochondrial function.
- NR has potential to be a next-generation, no flush Niacin (Vitamin B3) and become part of the portfolio of B-vitamin ingredients included in products serving multi-billion dollar markets such as dietary supplements, pharmaceuticals, nutraceuticals, infant formulas, weight-loss, energy drinks, sports nutrition, food & beverage products and anti-aging.
- NR is considered by researchers to be the best known precursor to NAD+ production.
- ChromaDex launched its first human clinical study on July 16, 2014 that showed with one dose of NR, there was a statistically significant increase in NAD+.

"I've been studying aging at the molecular level now for nearly 20 years and I didn't think I'd see a day when aging could be reversed"
- Dr. David Sinclair, Professor at Harvard Medical School

CDXC Patents from:

Dartmouth

Cornell University

Washington University in St. Louis

NR as a NAD+ Precursor

The Importance of NAD+

- As organisms age, NAD+ levels drop, which leads to a decrease in mitochondrial health; this in turn leads to numerous age-related health issues. Low NAD+ levels limit the activity of a group of enzymes called sirtuins, which are believed to play key roles in longevity.
- In February 2015, The Scripps Research Institute published a study indicating NAD+ depletion is a cell death trigger.
- We believe NAD+ precursors are an upcoming category of pharmaceutical candidates.

The Competitive Environment

- Calico, a Google-backed life sciences company founded by Arthur D. Levinson, former chairman and CEO of Genentech recently entered the space with additional backing from AbbVie. Calico's area of focus is aging and age-related diseases, such as neurodegeneration and cancer.
- In 2010, 2M Companies entered a licensing agreement with UT Southwest (UTSW) for the P7C3 program. In September 2014, Calico entered an exclusive collaboration with 2M to develop the UTSW technology.
- **Studies have shown the P7C3 compound to stabilize NAD+ levels, where studies on NR have shown to increase in levels of NAD+.**

Going Forward

- We see an enormous opportunity in the NAD+ precursor market and look for additional studies being published through our numerous partnerships with universities and research institutions, each focusing on separate therapeutic endpoints of NR as a NAD+ precursor.

1

First Human Clinical Study

Initial Results of First Study

- Initial results of the first human clinical study for the company's NIAGEN® branded nicotinamide riboside (NR) met its primary endpoint. The results demonstrated that a single dose of NR resulted in statistically significant increases in the co-enzyme *nicotinamide adenine dinucleotide (NAD+)* in healthy human volunteers.

Second Study

- We are preparing our second human clinical study with an increased patient population along with a longer timeline where patients will take NR for twelve weeks. This study will look to confirm that NR is an effective NAD+ precursor as well as provide us the opportunity to monitor additional therapeutic endpoints that we are targeting.

"Demonstrating that NR is an effective precursor to increase NAD+ in humans has significant positive implications and may be a cornerstone to developing solutions to delay or reverse the effects of aging, obesity and disease." – Nobel Laureate Dr. Roger Kornberg, Chairman of ChromaDex's Scientific Advisory Board

ChromaDex has Collaborative Agreements with Numerous Prestigious Universities and Research Institutions on NIAGEN®

HARVARD MEDICAL SCHOOL

ULB UNIVERSITÉ LIBRE DE BRUXELLES

Washington University in St.Louis

Cornell University

THE SCRIPPS RESEARCH INSTITUTE

EPFL ÉCOLE POLYTECHNIQUE FÉDÉRALE DE LAUSANNE

MIT Massachusetts Institute of Technology

MAYO CLINIC

THE UNIVERSITY OF IOWA

Published research from prestigious universities regarding the numerous benefits of NIAGEN® is expected to drive substantial awareness and demand for the ingredient.

1

NIAGEN® is a Platform Ingredient Applicable in Numerous Multi-Billion Dollar Markets



NIAGEN
Commercialization Opportunities in Multi-Billion-Dollar Markets
Dietary Supplements
Market Size - $34B
Infant Formulas
Market Size - $8B
Sports Nutrition
Market Size - $5B
Pharmaceutical
Market Size - $950B
Functional Food and Beverage
Market Size - $40B
Skincare/Cosmetics
Market Size - $25B
Medical Foods
Market Size - $9B

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1 Potential Pharmaceutical Opportunities

NIH Study

- Results of a study conducted by the National Institutes of Health (NIH) in collaboration with **ChromaDex** published in November 2014 indicate that NR was effective at restoring NAD+ levels in mitochondria and rescuing phenotypes associated with a devastating accelerated aging disease known as Cockayne Syndrome (CS).
- Researchers concluded that NR showed promise as a potential therapy for CS, as well as for other age-related neurodegenerative conditions.
- We are currently working closely with researchers at NIH as well as a key patient advocacy group to get NR into the clinic for CS, including filing an application for an orphan drug designation with the FDA.

In June 2014, ChromaDex licensed exclusive rights from Dartmouth for several patents related to the pharmaceutical use of nicotinamide riboside (NR). The licensed patents include protection for human therapeutic uses of NR and build upon the patents licensed from Dartmouth in 2012 for other human uses as well as production methods of NR.

pTeroPure® is ChromaDex's Commercialized, IP-backed, Clinically-Studied Branded pterostilbene

Overview

- Pterostilbene is a phytoalexin (plant defense system) found naturally in blueberries, but only in limited quantities
- Closely related to resveratrol (an antioxidant found in grapes) but with key additional benefits:
  - More easily enters the blood stream (bioavailability)
  - Better absorption from the blood stream (cellular uptake)
  - Effective at activating proteins which help lower cholesterol levels and contribute to anti-aging (bioactivity)
- A clinically-tested compound with safety and efficacy data

- Awarded *Frost & Sullivan's* 2010 "Most Promising Health Ingredient of the Year"
- Self-affirmed GRAS[1] and launched in the Food & Beverage market; pursuing letter-of-no-objection with FDA
- Supported by clinical studies and IP

pTeroPure®

[1] GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

pTeroPure® was Evaluated in a Phase 2/3 Clinical Study Which Showed Statistically Significant Results for its Ability to Lower Blood Pressure

Clinical trial completed at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- 80 patients, 4 arms. Eight-week duration of treatment
- Participants in the high-dose pterostilbene group achieved significant reductions in blood pressure compared to placebo (7.8mm Hg systolic, 7.3mm Hg diastolic)
- No serious adverse events

"The results of this study highlight that pterostilbene is a promising ingredient in the area of cardiometabolics." - Daniel M. Riche, PharmD, Cardiometabolic Clinic Coordinator at the University of Mississippi School of Pharmacy

Uses of pTeroPure® in the Skincare and Sun Protection Markets

Topical Pterostilbene Study

- On April 3rd, 2015 The University of Valencia and Green Molecular, S.L. published a study indicating that pterostilbene prevented acute ultraviolet B radiation ("UVB"), radiation-induced inflammation and photoaging-associated skin damages.
- Based on these results, the researchers proposed the use of pterostilbene for the prevention of skin carcinogenesis induced by solar radiation.
- We are currently in advanced discussions with several Fortune 50 consumer product companies regarding the topical applications of pterostilbene.

In August 2013, ChromaDex licensed from Green Molecular, S.L. the exclusive worldwide patent rights related to pharmaceutical and cosmetic preparations of pterostilbene for topical application for prevention and/or treatment of skin diseases, damage or injuries, including those relating to aging and exposure to the sun.

PURENERGY® is ChromaDex's Patent Protected and Clinically Studied Caffeine Ingredient

pTeroPure + Caffeine = PURENERGY

Overview

- By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours[1].
- *PURENERGY®* also results in a more *gradual finish, avoiding the "crash" associated with traditional caffeine and high-sugar products.*
- Should allow formulators of caffeinated energy products the opportunity to reduce the total amount of caffeine by as much as 50% without affecting the consumers' product experience.

Where can *PURENERGY®* deliver results?

- Energy boost
- Pre-workout & endurance training
- Weight loss
- Focus and concentration

1 DATA on file

PURENERGY® Clinical Results - 2013

The cross-over, clinical study compared the cocrystallized caffeine in *PURENERGY®* with ordinary caffeine.

Results of Study

- *PURENERGY®* delivers almost 30% more caffeine into the blood than ordinary caffeine.
- The rate of caffeine absorption is significantly slower with *PURENERGY®*, by about 30% as compared to ordinary caffeine
- The half-life of caffeine from *PURENERGY®* is extended significantly by about 25% over that of ordinary caffeine.
- At 4 hours, there was 45% more caffeine from *PURENERGY®* compared to ordinary caffeine alone.
- At 6 hours, there was 51% more caffeine from *PURENERGY®* compared to ordinary caffeine alone.
- At 6 hours, subjects taking *PURENERGY®* showed significantly less fatigue and greater concentration compared to baseline. Subjects ingesting ordinary caffeine did not.
- At 6 hours, subjects taking *PURENERGY®* showed improved energy, alertness and focus compared to baseline. Subjects ingesting ordinary caffeine did not.
- *PURENERGY®* showed no adverse event.

In May 2014, ChromaDex initiated its 2nd Clinical Trial to Study the Bioavailability and Pharmacokinetics of PURENERGY®

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PURENERGY®

ChromaDex® Ingredient Patent Portfolio

Ingredient	Technology	Patent Status
1 Nicotinamide Riboside (NIAGEN)	Methods of manufacture	Issued patent
	NAD biosynthesis	Issued patent
	Methods of production	Issued patent
	Methods of production (2)	Patent pending
	Axonal degeneration protection	Issued patent
	Topical uses for skin health	Patent pending
	Optimized topical delivery	Patent pending
2 Pterostilbene (pTeroPure)	Methods of manufacture	Issued patent
	Composition of matter	Issued patent
	Cholesterol reduction (2)	Issued patent
	Working Memory	Issued patent
	Anti-anxiety treatment	Patent pending
	Alzheimer's	Patent pending
	Non-melanoma skin cancer	Issued patent
	Skin Cancer	Patent pending
	DNA Damage	Patent pending
	Barrier Function	Patent pending
3 Pterostilbene-caffeine cocrystal (PURENERGY)	Methods of manufacture	Issued patent
	Crystal polymorph compositions	Issued patent
4 Anthocyanins (ProC3G Cyanidin-3-glucoside, anthopure)	Methods of manufacture	Issued patent

● Issued patent
○ Patent pending

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Ingredient Development Pipeline

Product	Potential Benefits	Projected Launch
Pipeline Product 1	Immunity	2015
Pipeline Product 2	Beta-Glucan	2015
Pipeline Product 3	NAD Metabolite	2016
Pipeline Product 4	NAD Metabolite	2016
Pipeline Product 5	NAD Metabolite	2016
Pipeline Product 6	Liver Protection (combination w/ acetaminophen to protect liver damage)	2016
Pipeline Product 7	Glutathione Precursor/Muscle Mobility	2016

ChromaDex is Following the Model of Other Ingredient Technology Companies

Company	Ingredient	Status	Company	Ingredient	Status
MARTEK (life enriched)	Patented vegetarian omega-3 ingredient	Acquired by DSM for $1.08B in 2010	Enzymotec Delivering Lipids	Omega-3	Market Cap* ~$216M
OCEAN NUTRITION CANADA (wellness through innovation)	Fish Oil Omega-3	Acquired by DSM for $550M in July 2012	solazyme	Microalgae Ingredients	Market Cap* ~$252M
fortitech (STRATEGIC NUTRITION)	Ingredient	Acquired by DSM for $634M in 2012	senomyx	Flavor Ingredients	Market Cap* ~$239M
NEPTUNE TECHNOLOGIES & BIORESSOURCES	Krill Oil Omega-3	Market Cap* ~$104M	OMEGA PROTEIN	Fish Oil Omega-3	Market Cap* ~$278M

Approximate Market cap* as of 5/25/15

ChromaDex Received Strategic Investment from DSM Venturing in October 2013

- $2.5 million common stock investment at $0.85/share
- Demonstrated DSM's confidence in the future of ChromaDex as well as its unique business model of acquiring and commercializing novel ingredient technologies
- Supports ChromaDex in the expansion of its business
- Mutually beneficial relationship

DSM
BRIGHT SCIENCE. BRIGHTER LIVING.

"We are pleased to invest in ChromaDex and thereby support Frank Jaksch and the entire ChromaDex team in the expansion of their business. We look forward to a mutually beneficial relationship." - Pieter Wolters, Managing Director DSM Venturing


Kornberg


Brenner

ChromaDex®
SCIENTIFIC ADVISORY BOARD


Beudeker


German

- ChromaDex established its first formal Scientific Advisory Board (SAB) in July 2014
- Nobel Laureate Professor Roger Kornberg joined as Chair
- The other SAB members are:
  - Dr. Charles Brenner, Professor of Biochemistry, University of Iowa (formerly Dartmouth), one of the NR inventors
  - Dr. Rob Beudeker, Vice President of Innovation, DSM, a strategic investor
  - Dr. Bruce German, Professor of Food Science & Technology, University of California Davis
- Additional SAB appointments expected in the near future

ChromaDex® Highlights

NIAGEN.
PURENERGY
pTeroPure
ProC3G.
Cyanidin-3-glucoside

- Addressable Ingredient Market Opportunity: Over $4 Billion Dollars
- ChromaDex® has announced our last four sequential quarters of record revenue
- Ingredient Patent Portfolio includes NIAGEN®, *PURENERGY*®, pTeroPure®, and ProC3G® which are all in their early stages of revenue recognition
- FY 2014 net sales increased approximately 51% year-over-year
- FY 2014 ingredient sales continued to accelerate – up 182% year-over-year
- ChromaDex® announced a $62 million ingredient agreement with 5LINX
- ChromaDex® received a $2.5 million strategic investment from DSM Venturing in October 2013

"2014 was an important inflexion point for ChromaDex®. We saw robust sales growth in our ingredients segment, as well as increased inclusion of our patented ingredients in a growing number of consumer products. We are happy to report that we expect these trends to continue throughout 2015." – Frank Jaksch, Jr., CEO and Co-Founder of ChromaDex®

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Appendix

Additional Company Information

ChromaDex Ingredient Technology Portfolio

Branded Ingredient	Compound	Supply	Safety	Clinical Development	Monetization: Dietary Supplements	Monetization: Food & Beverage	Monetization: Animal Health	Monetization: Skin Care	Monetization: Pharma
pTeroPure	1 Pterostilbene	✓	✓	◕	✓	◔	✓	✓	○
PURENERGY	2 Pterostilbene-caffeine cocrystal	✓	◕	◕	✓	◔	○	○	○
NIAGEN	3 Nicotinamide Riboside	✓	◑	◑	✓	◑	◔	✓	◔
ProC3G Cyanidin-3-glucoside	4 Anthocyanins	✓	✓	◑	✓	◑	✓	○	○

Pipeline of Next-generation products for multiple applications are in development

Statements of Operations[1]

For the Three Month Periods Ended April 4, 2015 and March 29, 2014

	April 4, 2015	March 29, 2014
Sales, net	$ 5,260,971	$ 3,074,138
Cost of sales	3,333,347	2,089,130
Gross profit	**1,927,624**	985,008
Operating expenses:		
Sales and marketing	585,777	464,567
General and administrative	2,247,931	2,337,663
Loss from investment in affiliate	-	21,543
Operating expenses	**2,833,708**	2,823,773
Operating loss	**(906,084)**	(1,838,765)
Nonoperating income (expense):		
Interest income	718	640
Interest expense	(120,149)	(9,891)
Nonoperating expenses	**(119,431)**	(9,251)
Net loss	**$ (1,025,515)**	$ (1,848,016)

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on May 14, 2015 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 3, 2015 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 19, 2015 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

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Balance Sheets[1]

April 4, 2015 and January 3, 2015

	April 4, 2015	January 3, 2015
Assets		
Current Assets		
Cash	$ 3,215,839	$ 3,964,750
Trade receivables	2,234,453	1,906,709
Inventories	3,231,696	3,734,341
Prepaid expenses and other assets	374,350	292,891
Total current assets	9,056,338	9,898,691
Leasehold Improvements and Equipment, net	1,579,994	1,264,660
Other Noncurrent Assets	348,497	353,496
Total assets	$ 10,984,829	$ 11,516,847
Liabilities and Stockholders' Equity		
Current Liabilities	$ 4,771,908	$ 4,980,820
Loan payable, less current maturities, net	1,794,747	1,977,113
Capital lease obligations, less current maturities	610,738	423,015
Deferred rent, less current	118,651	137,508
Total liabilities	7,296,044	7,518,456
Stockholders' Equity	105,987	105,271
Additional paid-in capital	44,132,635	43,417,442
Accumulated deficit	(40,549,837)	(39,524,322)
Total stockholders' equity	3,688,785	3,998,391
Total liabilities and stockholders' equity	$ 10,984,829	$ 11,516,847

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on May 14, 2015 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 3, 2015 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 19, 2015 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Statements of Cash Flows[1]

For the Three Month Periods Ended April 4, 2015 and March 29, 2014

	April 4, 2015	March 29, 2014
Cash Flows From Operating Activities		
Net loss	**$ (1,025,515)**	$ (1,848,016)
Adjustments to reconcile net loss to net cash used in operating activities:	**870,884**	1,086,763
Changes in operating assets and liabilities:	**(436,427)**	(643,532)
Net cash used in operating activities	**(591,058)**	(1,404,785)
Cash Flows From Investing Activities		
Purchases of leasehold improvements and equipment	**(95,778)**	(14,623)
Purchases of intangible assets	**(5,000)**	(5,000)
Proceeds from sale of equipment	**-**	1,356
Proceeds from investment in affiliate	**-**	1,092,500
Net cash (used in) provided by investing activities	**(100,778)**	1,074,233
Cash Flows From Financing Activities		
Proceeds from exercise of stock options	**-**	27,100
Principal payments on capital leases	**(57,075)**	(33,346)
Net cash used in financing activities	**(57,075)**	(6,246)
Net decrease in cash	**(748,911)**	(336,798)
Cash Beginning of Period	**3,964,750**	2,261,336
Cash Ending of Period	**$ 3,215,839**	$ 1,924,538

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on May 14, 2015 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 3, 2015 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 19, 2015 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Non-GAAP Presentation Reconciliation[1]

Consolidated Statements of Operations
(US GAAP)
For the 3 Month Periods Ended Apr. 4, 2015 and Mar. 29, 2014

In Millions	Apr. 4, 2015	Mar. 29, 2014
Sales, net	$ 5.26	$ 3.07
Cost of sales	3.33	2.09
Gross profit	1.93	0.99
Operating expenses	2.83	2.82
Nonoperating expense	0.12	0.01
Net loss	$ (1.03)	$ (1.85)

Effects of Non-cash Charges associated with
Share-based Compensation Expense
For the 3 Month Periods Ended Apr. 4, 2015 and Mar. 29, 2014

In Millions	Apr. 4, 2015	Mar. 29, 2014
Sales, net	$ -	$ -
Cost of sales	-	-
Gross profit	-	-
Operating expenses	(0.72)	(1.00)
Nonoperating expense	-	-
Net Income	$ 0.72	$ 1.00

Consolidated Statements of Operations
Excluding Share-based Compensation (Non-GAAP)
For the 3 Month Periods Ended Apr. 4, 2015 and Mar. 29, 2014

In Millions	Apr. 4, 2015	Mar. 29, 2014
Sales, net	$ 5.26	$ 3.07
Cost of sales	3.33	2.09
Gross profit	1.93	0.99
Operating expenses	2.12	1.82
Nonoperating expense	0.12	0.01
Net loss	$ (0.31)	$ (0.85)

[1] Non-GAAP measures are not recognized under generally accepted accounting principles ("GAAP"). Accordingly, you are cautioned about using or relying on these measures as alternatives to recognized GAAP measures. Our methods of calculating these measures may not be comparable to similar measures presented by other companies.

Contact Information



ChromaDex Corporation

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Andrew Johnson
Director of Investor Relations
Phone: +1-949-419-0288
andrewj@chromadex.com